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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) May 13, 2005



                               Globix Corporation
             (Exact name of registrant as specified in its charter)



           Delaware                                        13-3781263
(State or other jurisdiction of                (IRS Employer Identification No.)
       incorporation)

                                     1-14168
                                   (Commission
                                  File Number)

          139 Centre Street,                               10013
         New York, New York
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code  (212) 334-8500


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Form 8-K, Current Report
Globix Corporation
Commission File No. 001-14168


ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


On May 13, 2005, Globix Corporation issued a press release announcing its quarterly earnings for its second fiscal quarter ended March 31, 2005. A copy of the press release relating to such announcement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.


Exhibit           Description
--------------    --------------------------------------------------------------
99.1              Press Release dated May 13, 2005




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 13, 2005                          Globix Corporation

                                             By: /s/ Robert M. Dennerlein
                                                 -------------------------------
                                                 Name: Robert M. Dennerlein
                                                 Title: Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------
99.1              Press Release dated May 13, 2005



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